Phoenix Strategic Growth Fund

a series of Phoenix Strategic Equity Series Fund

Supplement dated December 10, 2007 to the Prospectus

and Statement of Additional Information dated August 31, 2007,

as supplemented September 7, 2007, September 18, 2007, October 31, 2007 and November 9, 2007

IMPORTANT NOTICE TO INVESTORS

Effective December 1, 2007, for the Phoenix Strategic Growth Fund, the subadvisory fee paid by the fund’s adviser, Phoenix Investment Counsel, Inc. (“Phoenix”) to its subadviser, SCM Advisors LLC has changed and will be paid at the rate of 50% of the gross investment management fee. The advisory fee paid by the fund to Phoenix remains unchanged.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

PXP 690/SGF SAFee (12/07)